UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AeroVironment, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2021 Equity Incentive Plan, which increases the number of shares of common stock reserved for issuance under the 2021 Equity Incentive Plan by 1,200,000 shares and makes other reconciling, minor, technical, and administrative updates (the “Restated 2021 Equity Incentive Plan”). Under the Restated 2021 Equity Incentive Plan, no more than 5,000,000 shares may be issued upon the exercise of incentive stock options (“ISOs”) and no ISOs may be granted under the Restated 2021 Equity Incentive Restated Plan after the tenth anniversary of the date our Board of Directors approved the Restated 2021 Equity Incentive Plan. The Company’s Board of Directors approved the Restated 2021 Equity Incentive Plan, subject to stockholder approval, on August 6, 2025; the Restated 2021 Equity Incentive Plan became effective immediately upon stockholder approval at the Annual Meeting.

The Restated 2021 Equity Incentive Plan is further described in the section entitled “Proposal No. 4 – Management Proposal to Approve the Amendment and Restatement of the Company’s 2021 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 13, 2025. Our employees (including our executive officers), consultants and directors and the employees and consultants of our subsidiaries are eligible to receive awards under the Restated Plan. The foregoing description of the Restated 2021 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the stockholder-approved Restated 2021 Equity Incentive Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the final voting results with respect to each matter. For more information about these proposals, please refer to the Company’s 2025 Proxy Statement.

Proposal 1 — Election of Directors

The Company’s stockholders elected the four persons nominated by the Board of Directors as Class I directors for a one-year term as follows:

	Number of Shares
Name of Director	For	Against	Abstain	Broker Non-Votes
Edward Muller	35,645,433	762,059	398,290	3,315,598
Charles Thomas Burbage	33,351,292	2,892,972	561,518	3,315,598
David Wodlinger	36,204,052	554,577	47,153	3,315,598
Henry Albers	36,181,362	578,647	45,773	3,315,598

Each of the above directors shall serve for a term of one year, ending at the Company’s 2026 annual meeting of stockholders, and until his successor has been duly elected and qualified.

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as follows:

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Number of Shares
For	Against	Abstain
40,040,332	33,185	47,863

Proposal 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
35,477,680	904,805	423,297	3,315,598

Proposal 4 — Management Proposal to Approve the Amendment and Restatement of the Company’s 2021 Equity Incentive Plan

The stockholders approved the Restated 2021 Equity Incentive Plan by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
35,958,376	424,318	423,088	3,315,598

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
10.1 (1)	Amended and Restated 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference herein to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed August 13, 2025 (File No. 001-33261).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: October 1, 2025	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal and Compliance Officer & Corporate Secretary

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